NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST(R)

Supplement to the Prospectuses dated May 1, 2006

HIGH INCOME BOND PORTFOLIO:

THE FOLLOWING REPLACES THE FIRST THREE PARAGRAPHS IN THE SECTION ENTITLED "GOAL & STRATEGY" ON PAGE 2 OF THE S CLASS PROSPECTUS:

To pursue this goal, the Fund normally invests primarily in a diversified portfolio of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds (including those sometimes known as "junk bonds") rated at the time of investment "Baa1" or below by Moody's Investors Service, Inc. ("Moody's"), or "BBB+" or below by Standard & Poor's ("S&P"), or unrated bonds deemed by the portfolio managers to be of comparable quality.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on intermediate-term maturities. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias during economic downturns and investing a portion of the Fund in lower rated issues during economic expansion. The Fund invests its assets in a broad range of issuers and industries.

Most of the bonds the Fund invests in are below investment grade and, under rating agency guidelines, involve a greater risk than investment grade bonds that the issuer will default in the timely payment of interest and principal or fail to comply with the other terms of the offering over a period of time. The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up primarily of intermediate-term, U.S. dollar-denominated, high-yield corporate bonds of the credit quality in which the Fund invests.

THE FOLLOWING REPLACES THE PARAGRAPH IN THE SECTION ENTITLED "DEBT SECURITIES" ON PAGES 2-3 OF THE S CLASS PROSPECTUS:

Debt securities differ in their interest rates and maturities, among other factors. The Fund managers' expectations as to future changes in interest rates will influence the maturity of the debt securities comprising the Fund's portfolio. For example, if the portfolio managers expect interest rates to rise, they may invest more heavily in bonds with shorter maturities, with the intention of benefiting the Fund from purchases of longer-term bonds after rates have risen. Conversely, if the portfolio managers expect interest rates to fall, they may invest more heavily in bonds with longer maturities, with the intention of taking advantage of the high rates then available. Under normal market conditions, the portfolio managers anticipate that the Fund's portfolio will have a weighted averaged maturity between five and ten years.

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THE FOLLOWING REPLACES THE THIRD PARAGRAPH IN THE SECTION ENTITLED "MAIN RISKS"
ON PAGE 4 OF THE S CLASS PROSPECTUS:

The Fund will invest in bonds rated below investment grade. High-yield bonds involve a greater risk than investment grade bonds, including greater price volatility and a greater risk that the issuer of such bonds will default in the timely payment of principal and interest. These bonds are considered predominantly speculative by the major rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, the Fund may engage in active and frequent trading in the effort to achieve its investment objective, which may result in increased transaction costs and adverse tax consequences.

THE DATE OF THIS SUPPLEMENT IS JULY 6, 2006.

                                    NEUBERGER BERMAN
                                    A LEHMAN BROTHERS COMPANY
                                    NEUBERGER BERMAN MANAGEMENT INC.
                                    605 Third Avenue,  2nd Floor
                                    New York, NY  10158-0180
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                                    800.877.9700
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                                    800.366.6264
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